UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2024

HashiCorp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41121	32-0410665
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Second Street Suite 700
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 301-3250

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000015 per share	HCP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2024, Navam Welihinda notified HashiCorp, Inc. (the “Company”) of his decision to resign as Chief Financial Officer of the Company, to be effective September 23, 2024, in order to pursue another professional opportunity.  In the role of Chief Financial Officer, Mr. Welihinda functions as the Company’s principal financial and accounting officer.  The Company thanks Mr. Welihinda for his dedicated service to the Company and wishes him well in his future endeavors.
Upon the effective date of Mr. Welihinda’s resignation, the Company expects to appoint Werner Schwock, currently Chief Accounting Officer of the Company, to serve as the Company’s Interim Chief Financial Officer and function as the principal financing and accounting officer for the Company.
Mr. Schwock, age 44, has served as the Company’s Chief Accounting Officer since November 2023, and previously was the Company’s Vice President, Corporate Controller since joining the Company in February 2018.  Prior to that, Mr. Schwock was a controller at Instart Logic Inc. from 2016 to 2018, and previously was a controller at Pure Storage from 2014 to 2016.  Prior to 2014, Mr. Schwock worked as an audit senior manager with Deloitte & Touche LLP.
No family relationships exist between Mr. Schwock and any of the Company’s directors or other executive officers. There are no transactions to which the Company is or was a participant and in which Mr. Schwock has a material interest subject to disclosure under Item 404(a) of Regulation S-K.  The Company will amend this Current Report on Form 8-K, if necessary, upon determination of any applicable updates with respect to the appointment of Mr. Schwock as Interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HASHICORP, INC.

Date: August 8, 2024	By:	/s/ Paul Warenski
	Name:	Paul Warenski
	Title:	Chief Legal Officer